                                                                     Exhibit 13

                    MITSUBISHI TOKYO FINANCIAL GROUP, INC.

                           CERTIFICATION REQUIRED BY
                       RULE 13a-14(b) OR RULE 15d-14(b)
                          AND 18 U.S.C. Section 1350

In connection with the Annual Report of Mitsubishi Tokyo Financial Group, Inc. (the "Company") on Form 20-F for the fiscal year ended March 31, 2004 as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Haruya Uehara, Chairman and Co-Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350 that:

    1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          /s/__HARUYA UEHARA____________
                                          Name: Haruya Uehara
                                          Title: Chairman and Co-Chief
                                            Executive Officer

Dated: September 28, 2004

                    MITSUBISHI TOKYO FINANCIAL GROUP, INC.

                           CERTIFICATION REQUIRED BY
                       RULE 13a-14(b) OR RULE 15d-14(b)
                          AND 18 U.S.C. Section 1350

In connection with the Annual Report of Mitsubishi Tokyo Financial Group, Inc. (the "Company") on Form 20-F for the fiscal year ended March 31, 2004 as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Nobuo Kuroyanagi, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350 that:

    1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          /s/__NOBUO KUROYANAGI____________
                                          Name: Nobuo Kuroyanagi
                                          Title: President and Chief Executive
                                            Officer

Dated: September 28, 2004

                    MITSUBISHI TOKYO FINANCIAL GROUP, INC.

                           CERTIFICATION REQUIRED BY
                       RULE 13a-14(b) OR RULE 15d-14(b)
                          AND 18 U.S.C. Section 1350

In connection with the Annual Report of Mitsubishi Tokyo Financial Group, Inc. (the "Company") on Form 20-F for the fiscal year ended March 31, 2004 as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Hajime Sugizaki, Senior Managing Director and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350 that:

    1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          /s/__HAJIME SUGIZAKI____________
                                          Name: Hajime Sugizaki
                                          Title: Senior Managing Director and
                                          Chief Financial Officer

Dated: September 28, 2004